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                                                                    Exhibit 99.7

                                VOTING AGREEMENT


                                 BY AND BETWEEN



                              WXI/Z SOUTHWEST MALLS
                         REAL ESTATE LIMITED PARTNERSHIP


                                       AND


                                A SHAREHOLDER OF


                             FIRST UNION REAL ESTATE
                         EQUITY AND MORTGAGE INVESTMENTS






                          DATED AS OF AUGUST 12, 1999




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                                VOTING AGREEMENT


         THIS VOTING AGREEMENT, dated as of August 12, 1999 (the "Agreement"), is made by and between WXI/Z Southwest Malls Real Estate Limited Partnership, a Delaware limited partnership ("Southwest") and Gotham Partners, L.P., Gotham Partners III, L.P. and Gotham Partners International, Ltd. (collectively, the "Shareholder").

         Southwest, First Union Real Estate Equity and Mortgage Investments, a trust organized under the laws of Ohio (the "Company") and Southwest Shopping Centers Co. II, L.L.C., a Delaware limited liability company and a wholly-owned subsidiary of the Company ("Sub"), are parties to a Purchase and Sale Agreement, dated as of July 14, 1999 as amended by a Letter Agreement, dated as of August 11, 1999 (as amended, the "Purchase and Sale Agreement"), pursuant to which Southwest has agreed, subject to the terms and conditions set forth in the Purchase and Sale Agreement, to purchase certain properties (the "Properties") from Sub (the "Sale"). The Shareholder is a shareholder of the Company and has the voting power with respect to the number of shares of beneficial interest, par value $1.00 per Share, of the Company (collectively "Company Common Shares") set forth below the Shareholder's signature hereto (the "Shares"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Purchase and Sale Agreement.

         In order to induce Southwest to enter into the Purchase and Sale Agreement and to provide reasonable assurances that the transactions contemplated by the Purchase and Sale Agreement will be consummated, the Shareholder is making certain agreements regarding the Shares upon the terms and subject to the conditions set forth below.

         Accordingly, the parties hereto agree as follows:

         1. VOTING OF SHARES.

            (a) From and after the date of this Agreement and ending as of the first to occur of the Closing or the termination of this Agreement, at any meeting of the holders of Company Common Shares, however called, or in any other circumstance upon which the vote, consent or other approval of holders of Shares is sought, the Shareholder shall vote or cause to be voted (including by written consent, if applicable) all of the issued and outstanding Shareholder's Shares entitled to vote thereon, (i) in favor of the Sale pursuant to the Purchase and Sale Agreement and each of the other actions contemplated by the Purchase and Sale Agreement and this Agreement and any actions required in furtherance thereof and hereof, (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other material obligation or agreement of the Company under the Purchase and Sale Agreement or this Agreement and (iii) against any sale of any of the Properties to any party other than Southwest.

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            (b) The Shareholder hereby appoints Southwest its proxy, with full power of substitution and revocation, for and in the name, place and stead of the Shareholder, to vote upon and act with respect to all of the Company Common Shares registered in the name of the Shareholder or with respect to which the Shareholder is entitled to vote and act only in respect of the Sale (as described in the Purchase and Sale Agreement) at any Company shareholders' meeting called to consider the Sale, or at any adjournment of such meeting, and the Shareholder directs that such proxy be voted in favor of the Sale pursuant to the Purchase and Sale Agreement. This proxy does not accord any voting rights to Southwest other than the right to vote in favor of the Sale pursuant to the Purchase and Sale Agreement; Southwest shall not have the right under this proxy to vote on any other matter that may be presented to the Company shareholders. The Shareholder has not heretofore granted any proxy or proxies to vote upon or act with respect to the Sale. Additionally, the Shareholder hereby ratifies and confirms all that said proxy, its substitutes, or any of them, may lawfully do by virtue hereof. This proxy shall be irrevocable and shall survive the bankruptcy, merger, dissolution or liquidation of the Shareholder, unless terminated pursuant to the terms hereof. In the event that the shareholders of the Company take action to approve the Sale pursuant to the Purchase and Sale Agreement by written consent in lieu of a meeting of shareholders, the Shareholder will execute such consent and provide a copy to Southwest. In addition to the other covenants and agreements of the Shareholder provided for elsewhere in this Agreement, the Shareholder shall not enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violate the provisions and agreements contained in this
Section 1.

         2. ACQUISITION OF COMPANY SECURITIES. The Shareholder agrees that any Company Common Shares that the Shareholder purchases or with respect to which the Shareholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Closing shall be subject to the terms and conditions of this Agreement, and shall be subject to the proxy granted to Southwest under
Section 1, to the same extent as if they constituted Shares held by the Shareholder at the time the proxy was granted.

         3. COVENANTS, REPRESENTATION AND WARRANTIES OF THE SHAREHOLDER. The Shareholder hereby covenants, represents and warrants to Southwest that:

            (a) The Shareholder is the beneficial owner of the number of Shares listed below the Shareholder's signature hereto, no person has a right to acquire or direct the disposition, or holds a proxy or other right to vote or direct the vote, of such Shares, and such Shares constitute all of the Company Common Shares that are beneficially owned by the Shareholder. Other than this Agreement, there is no option, warrant, right, call, proxy, agreement, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly (i) calls for the sale, pledge or other transfer or disposition of any of such Shareholder's Shares, any interest therein or any rights with respect thereto, or relates to the voting, disposition or control of such Shares (except

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under pledge agreements with commercial lenders, copies of which have been furnished to Southwest), or (ii) obligates such Shareholder to grant, offer or enter into any of the foregoing and the Shareholder will not enter into any of the foregoing until the earlier of the Closing or the termination of this Agreement unless such action complies with Section 3(c) hereof.

            (b) The Shareholder has the full right, power, authority and legal capacity to enter into this Agreement, and this Agreement has been duly and validly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery by Southwest, constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms.

            (c) The Shareholder will not sell, dispose of or otherwise transfer any Shares unless the purchaser, recipient or transferee (as the case may be) executes and delivers to Southwest an agreement in the form hereof.

            (d) The Shareholder will not take any action that could reasonably be expected to have the effect of preventing or disabling the Shareholder from performing the Shareholder's obligations under this Agreement.

            (e) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby, except where the failure to make such filing or obtain such, permit, authorization, consent or approval would not interfere in any material respect with the Shareholder's ability to perform its obligations hereunder, and none of the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby or compliance by the Shareholder with any of the provisions hereof shall (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Shareholder is a party or by which the Shareholder or any of its properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Shareholder or any of its properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not interfere in any material respect with the ability of the Shareholder to perform its obligations hereunder.

            (f) From time to time, at Southwest's request and without further consideration, the Shareholder shall execute and deliver such additional documents reasonably requested by Southwest as may be necessary or desirable to consummate and

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make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF SOUTHWEST. Southwest represents and warrants that:

            (a) It has the corporate power to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

            (b) It has taken all corporate action necessary to authorize its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby; and this Agreement has been duly and validly executed and delivered by Southwest and constitutes a valid and binding obligation of Southwest.

         5. RECAPITALIZATION. In the event of a stock dividend or distribution, or any change in the Shares (or any class thereof) by reason of any split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall include, without limitation, all such stock dividends and distributions and any shares into which or for which any or all of the Shares (or any class thereof) maybe changed or exchanged as may be appropriate to reflect such event.

         6. SHAREHOLDER CAPACITY. No member, manager, officer, director, employee, principal or stockholder of the Shareholder makes any agreement or understanding herein, in his capacity as a trustee or officer of the Company, and nothing herein shall limit or affect any action taken by any such person in such capacity.

         7. BENEFIT AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         8. HEADINGS. The headings of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretative effect whatsoever.

         9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws. Each of the parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the City of New York (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

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         10. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         11. ENFORCEMENT OF AGREEMENT. Each of the parties hereto recognizes and acknowledges that a breach by the Shareholder of any covenants or agreements contained in this Agreement will cause Southwest to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that, in the event of any such breach, Southwest shall be entitled to seek the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief, without the necessity of posting bond or proving actual damages, in addition to any other remedy to which they may be entitled, at law or in equity.

         12. ENTIRE AGREEMENT. This Agreement and the Purchase and Sale Agreement, and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         13. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         14. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         15. INTERPRETATION. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

         16. WAIVERS. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder

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shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         17. TERMINATION OF AGREEMENT. This Agreement shall terminate upon the termination of the Purchase and Sale Agreement in accordance with its terms, or upon (i) any material amendment or modification of the Purchase and Sale Agreement, (ii) any material waiver of any material provision of the Purchase and Sale Agreement or (iii) any amendment, modification or waiver of the Purchase and Sale Agreement which could result in a change in the amount or timing of any or all payments or deposits due under the Purchase and Sale Agreement, in each case, without the prior written consent of the Shareholder. In the event of the termination of this Agreement, this Agreement shall become void, there shall be no liability under this Agreement on the part of Southwest or the Shareholder, and all rights and obligations of the parties to this Agreement shall cease.

         18. NOTICES. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

             i)   if to WXI/Z Southwest Malls Real Estate Limited Partnership:

                  c/o Zamias Services, Inc.
                  300 Market Street
                  Johnstown, PA 15901
                  Attention: Damien Zamias
                  Facsimile: (814) 536-5505
                  with a copy (which shall not constitute notice) to:

                  Whitehall Street Real Estate Limited Partnership XI 85 Broad Street
                  New York, NY 10004
                  Attention: Michael Klingher
                  Facsimile: (212) 357-5505

                  with a copy (which shall not constitute notice) to:

                  Sullivan & Cromwell
                  125 Broad Street
                  New York, NY 10004
                  Attention: Anthony J. Colletta
                  Facsimile: (212) 558-3588

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             (ii) If to the Shareholder:

                  Gotham Partners, L.P.
                  110 East 42d St., 18th Floor
                  New York, NY 10017
                  Attention: William A. Ackman
                  Facsimile: (212) 286-1133

                  with a copy (which shall not constitute notice) to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  One New York Plaza
                  New York, NY 10004-1980
                  Attention: Steven G. Scheinfeld
                  Facsimile: (212) 859-8589

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.



         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed as of the date first above written.


                                      WXI/Z SOUTHWEST MALLS REAL ESTATE
                                      LIMITED PARTNERSHIP

                                      By: WXI/Z Southwest Malls GEN-PAR LLC

                                              By: /s/ Authorized Signor
                                                 -------------------------
                                                  Name:
                                                  Title:


                                      GOTHAM PARTNERS, L.P.
                                      By: Section H Partners, L.P.
                                          By: Karenina Corp.

                                              By: /s/ Authorized Signor
                                                 -------------------------
                                                  Name:
                                                  Title:
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                                      GOTHAM PARTNERS III, L.P.
                                      By: Section H Partners, L.P.
                                          By: Karenina Corp.

                                              By: /s/ Authorized Signor
                                                  ------------------------
                                                  Name:
                                                  Title:


                                      GOTHAM PARTNERS INTERNATIONAL, LTD.
                                      By: Gotham International Advisors, L.L.C.,
                                          its investment manager

                                              By: /s/ Authorized Signor
                                                  ------------------------
                                                  Name:
                                                  Title:


                                      Number of Shares:_________________________
                                      __________________________________________
                                      __________________________________________


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